Investor Presentation August 2016

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward- looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. 2

2015 Sales: $382 Million Sales by Market:  Transportation – 67%  Industrial – 14%  Defense / Aerospace – 5%  Medical – 4%  Information Technology – 4%  Communications – 3% Other – 3% Sales by Region:  Americas – 56%  Asia – 31%  Europe – 13% Our Company Ticker: CTS (NYSE) Founded: 1896 Business: CTS is a leading designer and manufacturer of sensors, actuators and electronic components. Locations: 12 manufacturing locations throughout North America, Asia and Europe. Number of Employees: ~3,000 Globally Note: Sales by market and region based on trailing twelve months sales as of June 30, 2016 3

Our History - 120 Years of Innovation 4

Our Vision We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. 5

CTS Addressable Markets Growing to $6B by 2020 with Mid-Single Digit Growth Rates 6  Hydrophones for sonar applications  Military communication Organic Growth Drivers  100GB & 400GB Wireline Networks  Small Cell Deployment  3D and textile printing  New products for industrial controls  LV Turbo for Actuators  RF Sensing for CV DPF Filters  Medical 3D/4D ultrasound  HMI Control for medical devices Def/Aero Communications Industrial / IT Transportation Market Medical Product Categories

Product Applications in Passenger and Commercial Vehicles

Engine Efficiency

- Accelerator Pedal Module
- Current Sensor
- Gear Position Sensor
- Throttle Position Sensor
- Turbo Actuator
- Turbo Position Sensor
- Variable Valve Lift Sensor





Occupant Safety

- Seat Belt Buckle Switch
- Seat Belt Tension Sensor
- Seat Track Position Sensor




Fuel Handling

- Contacting Fuel Level Card





Exhaust Management / Aftertreatment



- EGR Position Sensor
- DPF RF Sensor

Chassis / Driveline

- Air Grill Shutter Actuator
- Brake Pedal Sensor
- Chassis Height Sensor
- Transmission Speed Sensor
- Transmission Range Sensor
- Wheel Speed Sensor




Key Customers

GM, Ford, Chrysler, Toyota, Honda, Nissan, Mitsubishi Motors

Autoliv, TRW, Chery, Renault, Cummins, TVS, New European Customer #1, New European Customer #2

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Key Customers Industrial Printers, HVAC, Automation and Safety Products  Piezo micro-actuators  Switches  Encoders  Frequency Control  EMI Filters Product Applications in Industrial 8 Industrial Inkjet Printers Industrial HVAC

Key Customers Military Sonar and Communication Products  Piezo hydrophones  Piezo sonar arrays  Frequency Control  EMI Filters Product Applications in Defense / Aerospace 9 Unmanned Aerial Vehicles (UAV) Maritime Applications

Product Applications in Medical Key Customers Ultrasound / IVUS, Infusion Pumps, CPAPs and other medical devices  Single Crystal Piezo  Bulk Piezo  Encoders  Frequency Control  Piezo micro-valves  Switches  Joysticks 10 Ultrasound Equipment Infusion Pumps CPAP Machines

Positioning for Growth with Fundamental Market Trends

	Market Trends	Applications	Products
Smart	▪ Vehicles with added intelligence, safety and connectivity ▪ Improved medical diagnostics and drug delivery ▪ Smart Home sensing and new technology for human machine interface	▪ Automatic headlight leveling ▪ 4D and intravascular ultrasound ▪ Smart appliances	Single Crystal Piezo Ride Height Sensor Appliance Sensor
Efficient	▪ Powertrain, transmission and exhaust sensing to enable fuel efficiency ▪ Energy harvesting for devices and self powered sensors	▪ RF sensing for efficient use of diesel particulate filters ▪ Wireless charging ▪ Powering of medical implants	RF Sensor Turbo Actuator Piezo Sensor
Connected	▪ Internet of Things: 50 Billion connected devices by 2020 ▪ Densification of networks for higher resolution video and faster data transfer	▪ Small Cells ▪ 100GB Wired Networks ▪ NYSE Transactions	RF Filters Timing Components

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Inorganic Growth - Targeted Acquisitions Disciplined approach to acquisitions:  Returns in excess of cost of capital  Accretive to earnings  Maintain balance sheet strength  Synergy opportunities Strengthen Customer Relationships Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio 12

Single Crystal Technology Acquisition

- Founded in 1997, located in Bolingbrook, IL
- The industry leader for the design and manufacture of piezoelectric single crystals for use in the medical and defense industries; existing long-term relationships with blue chip OEM customers
- The leading large scale, vertically integrated manufacturer of single crystals, having invested heavily in proprietary production processes and equipment
- High definition medical ultrasound market expected to grow at >10%

Current Applications – 3D & 4D Ultrasound, IVUS

Single crystal technology creates high definition imaging







Intravascular Ultrasound (IVUS) detects plaque that causes heart disease



Premium ultrasound machines utilize the technology for real-time 3D & 4D imaging of a fetus

Future Applications – Hearing Aid, Pacemaker



Wireless powering of pacemakers



Implantable hearing aids to replace cochlear implants

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RF Sensor Technology Acquisition

- Start-up founded by two MIT Ph. D. graduates, located in the Boston area
- Innovative sensing technology that uses a low power RF signal to measure soot and ash loading on diesel particulate filters (DPF) or gasoline particulate filters (GPF)
- Suitable for aftertreatment systems in passenger or commercial vehicles (diesel or gasoline)
- Total addressable market expected to be $100M in the next 5 years

Disruptive Sensing Technology for Fuel Efficiency...


Diesel Particulate
Filter (DPF)



CTS RF Sensor Benefits Include:

- Up to 4% better fuel economy
- Reduced CO_2 emissions
- Lower risk of DPF damage
- Direct Measurement

...Boosted by Global Emissions Legislation

Over 10X reduction in PM and NOx emissions in less than 10 years requires advanced technology solutions....


PM
[g/kWh]
2004
United States
2000
Europe
NOx
[g/kWh]
Japan
2003

Source: International Council of Clean Transportation

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Diversifying End Markets Organically and with Acquisitions

Targeted End Markets

Light Vehicles	30-50%
Industrial	20-30%
Medical	10-20%
Comm. / IT	10-20%
Commercial Vehicles	10-20%
Aviation/Defense	5-15%

Single Crystal acquisition doubles current CTS sales to medical market

RF Sensing acquisition will further diversify CTS in commercial vehicles



LV/CV
I
C
DA
M
O
EMS Divestiture
Front End Refocus
[CATEGORY NAME]
I
C
AD
M
IT/O
New Customers
Regional Expansion
Organic Projects
M&A
LV
I
M
CV
C/IT
AD
Organic Growth
Innovation
M&A
LV
I
M
CV
C/IT
AD
Legend:
AD: Aviation/Defense
C: Communications
CV: Commercial Vehicles
I: Industrial
IT: Information Technology
LV: Light Vehicles
M: Medical
O: Others

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~[VALUE] ~[VALUE] 2012 2015 16 Positioning for Growth Simplified and Focused the Business [VALUE] $29 [VALUE] $61 2012 2015 Adjusted EBITDA $299 $484 $560 $253 2013 2014 2015 2016 New Business Awards Thru Q2 Positioning for Growth around Sense, Connect and Move  Execute Organic Growth  Invest in New Product Development  Strengthen Portfolio with Targeted M&A 1Q Not Reported ($ Millions except percentages) Goal ~80% Best Cost Footprint 16% Growth

$305 $409 $404 $382 2012 2013 2014 2015 2016E Sales $0.64 $0.82 $0.97 $0.93 2012 2013 2014 2015 2016E Adjusted Earnings Per Share $410 Note 1: Sales are from continuing operations. Adjusted EPS is as reported. Note 2: 2016E represents guidance provided on July 29, 2016. Annual Financial Performance Trend ($ Millions except Adjusted Earnings Per Share) 17 $390 $1.06 $0.95

Equity 73% [CATEGOR Y NAME] $124 $135 $157 $120 $75 $75 $91 $111 2013 2014 2015 2Q 2016 Note 1: Change in Cash/Debt in 2016 due to Single Crystal Acquisition Note 2: Total available credit increased from $200M to $300M in 2Q 2016 Capital Structure Cash and Debt Net Debt $(49) $(60) Current Capital Structure Debt Cash $(66) ($ Millions except percentages) $(9) 18

Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales 20-40% of Free Cash Flow 12-14% of Sales 60-80% of Free Cash Flow Target Capital Deployment – Disciplined Approach Growth Acquisitions Investment Dividends & Buybacks 19

Appendix 20

CTS Core Values 21

Financial Summary Note 1: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. Note 2: All figures are from continuing operations except for Adjusted Diluted EPS (As Reported), Operating Cash Flow and Total Debt / Capitalization ($ Millions, except percentages and Adjusted Diluted EPS) Net Sales Adjusted Diluted EPS (As Reported) Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization 2015 $382.3 $0.93 $38.6 24.4% $16.3 2014 $404.0 $0.97 $32.4 20.6% $17.0 2013 $409.5 $0.82 $37.6 20.2% $17.3 2012 $304.5 $0.64 $41.7 36.4% $13.5 2011 $279.9 $0.67 $22.2 22.0% $12.1 Adjusted EBITDA Adjusted EBITDA % of Sales $60.9 15.9% $66.5 16.5% $54.5 13.3% $28.6 9.4% $29.5 10.5% 2Q YTD 2016 $195.4 $0.51 $13.8 26.8% $8.9 $36.4 18.6% 22

Regulation G Schedules

Adjusted EBITDA

($ Millions, except percentages)

	2Q Year-to-Date		Full Year				
	2016	2015	2015	2014	2013	2012	2011
Net earnings from continuing operations	$ 22.4	$ 25.4	$ 7.0	$ 26.5	$ 2.0	$ 13.5	$ 11.3
Depreciation and amortization expense	$ 8.9	$ 8.1	$ 16.3	$ 17.0	$ 17.3	$ 13.5	$ 12.1
Interest expense	$ 1.8	$ 1.2	$ 2.6	$ 2.3	$ 3.3	$ 2.6	$ 2.1
Tax expense	$ 11.8	$ (5.5)	$ 5.3	$ 12.8	$ 16.1	$ 1.0	$ 1.1
EBITDA from continuing operations	**$ 44.9**	**$ 29.2**	**$ 31.2**	**$ 58.6**	**$ 38.6**	**$ 30.5**	**$ 26.5**
Charges (credits) to EBITDA from continuing operations:							
Restructuring, restructuring-related, and asset impairment charges	$ 0.2	$ 3.1	$ 15.2	$ 7.9	$ 11.8	$ 4.5	$ 2.6
(Gain) Loss on sale-leaseback	$ 0.1	$ -	$ -	$ -	$ -	$ (10.3)	$ -
Gain on sale of facilities, net of expenses	$ (11.1)	$ -	$ -	$ -	$ -	$ -	$ -
Non-recurring environmental charge	$ -	$ -	$ 14.5	$ -	$ -	$ -	$ -
Foreign currency loss	$ 1.5	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related costs, legal costs, CEO search costs	$ 0.8	$ -	$ -	$ -	$ 4.1	$ 3.9	$ 0.4
Total adjustments to reported operating earnings from continuing operations	$ (8.5)	$ 3.1	$ 29.7	$ 7.9	$ 15.9	$ (1.9)	$ 3.0
Adjusted EBITDA from continuing operations	**$ 36.4**	**$ 32.3**	**$ 60.9**	**$ 66.5**	**$ 54.5**	**$ 28.6**	**$ 29.5**
Sales from continuing operations	$ 195.4	$ 198.4	$ 382.3	$ 404.0	$ 409.5	$ 304.5	$ 279.9
Adjusted EBITDA as a % of sales from continuing operations	18.6%	16.3%	15.9%	16.5%	13.3%	9.4%	10.5%

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Regulation G Schedules

Adjusted Diluted EPS

	2Q Year-to-Date		Full Year - From Continuing Operations					Full Year - As Reported		
	2016	2015	2015	2014	2013	2012	2011	2013	2012	2011
Diluted earnings (loss) per share	$ 0.67	$ 0.75	$ 0.21	$ 0.78	$ 0.06	$ 0.39	$ 0.32	$ (0.12)	$ 0.59	$ 0.60
Tax affected charges (credits) to reported diluted earnings per share:										
Restructuring, restructuring-related, and asset impairment charges	$ -	$ 0.06	$ 0.40	$ 0.18	$ 0.28	$ 0.10	$ 0.05	$ 0.28	$ 0.19	$ 0.06
(Gain) Loss on sale-leaseback	$ -	$ -	$ -	$ -	$ -	$ (0.23)	$ -	$ -	$ (0.23)	$ -
Gain on sale of facilities, net of expenses	$ (0.21)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related costs, legal costs, CEO search costs	$ 0.01	$ -	$ -	$ -	$ 0.07	$ 0.09	$ 0.01	$ 0.07	$ 0.09	$ 0.01
EMS divestiture	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.25	$ -	$ -
Non-recurring environmental charge	$ -	$ -	$ 0.27	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Foreign currency loss	$ 0.04	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Tax impact of cash repatriation	$ -	$ -	$ 0.26	$ -	$ 0.31	$ -	$ -	$ 0.31	$ -	$ -
Tax asset write-off related to restructuring	$ -	$ -	$ -	$ 0.01	$ -	$ -	$ -	$ -	$ -	$ -
Tax impact of U.K. deferred tax asset write-off	$ -	$ -	$ -	$ -	$ 0.03	$ -	$ -	$ 0.03	$ -	$ -
Increase in recognition of foreign valuation allowance	$ -	$ -	$ 0.10	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Increase in recognition of uncertain tax benefits	$ -	$ 0.15	$ 0.17	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Change in treatment of certain foreign taxes	$ -	$ (0.47)	$ (0.48)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Adjusted diluted earnings per share	$ 0.51	$ 0.49	$ 0.93	$ 0.97	$ 0.75	$ 0.35	$ 0.38	$ 0.82	$ 0.64	$ 0.67

Total Debt to Capitalization

($ Millions, except percentages)

	2Q		1Q		As of December 31				
	2016	2015	2016	2015	2015	2014	2013	2012	2011
Total debt **(A)**	$ 110.8	$ 88.7	$ 141.3	$ 83.2	$ 90.7	$ 75.0	$ 75.0	$ 153.5	$ 74.4
Total shareholders' equity **(B)**	$ 302.6	$ 305.5	$ 288.2	$ 293.1	$ 281.7	$ 289.8	$ 296.9	$ 267.8	$ 263.3
Total capitalization **(A+B)**	$ 413.4	$ 394.2	$ 429.5	$ 376.3	$ 372.4	$ 364.8	$ 371.9	$ 421.3	$ 337.7
Total debt to capitalization	**26.8%**	**22.5%**	**32.9%**	**22.1%**	**24.4%**	**20.6%**	**20.2%**	**36.4%**	**22.0%**

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